UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2012

Syntel, Inc.

(Exact name of registrant as specified in its charter)

Michigan	000-22903	38-2312018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 E. Big Beaver Road, Suite 300, Troy, Michigan		48083
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (248) 619-2800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 7, 2012, Syntel, Inc. (the “Company”) entered into a note modification agreement with JPMorgan Chase Bank, N.A. which increased its line of credit from $20 million to $50 million and changed the Principal Payment Date from August 31, 2013 to December 31, 2013. In connection with the increased line of credit, the Company also executed a related continuing security agreement granting a security interest in the U.S. assets of the Company and two of its U.S. subsidiaries, SkillBay LLC and Syntel Consulting Inc.

Item 8.01. Other Events.

On December 7, 2012, Syntel, Inc. (the “Company”) issued a press release announcing the declaration by the Board of Directors of a special cash dividend of $2.25 per share, payable on December 28, 2012, to shareholders of record at the close of business on December 18, 2012. In addition, the Company announced that it declared a regular quarterly dividend of six cents $0.06 per share, payable on December 28, 2012, to shareholders of record at the close of business on December 18, 2012. The Company also announced that it is discontinuing all future regular quarterly dividends. A copy of the press release is attached to this Report as Exhibit 99.1.

The information contained in this Item 8.01 of this Current Report and in Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except if the Company expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

10.1	Note Modification Agreement, dated December 7, 2012, between the Company and JPMorgan Chase Bank, N.A.

10.2	Continuing Security Agreement, dated December 7, 2012, between the Company and JPMorgan Chase Bank, N.A.

99.1	Press Release dated December 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Syntel, Inc.
(Registrant)

Date December 7, 2012	By	/s/ Daniel M. Moore
Daniel M. Moore, Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Note Modification Agreement, dated December 7, 2012, between the Company and JPMorgan Chase Bank, N.A.

10.2	Continuing Security Agreement, dated December 7, 2012, between the Company and JPMorgan Chase Bank, N.A.

99.1	Press Release dated December 7, 2012.

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